Exhibit 10.1
STANDBY TERM LOAN NOTE

August 16, 2006
$30,000,000.00	Pittsburgh, Pennsylvania
     For value received, SUPERIOR WELL SERVICES, INC., a Delaware corporation, SUPERIOR WELL SERVICES, LTD., a Pennsylvania limited partnership, and BRADFORD RESOURCES, LTD., a Pennsylvania limited partnership, jointly and severally promise to pay to the order of CITIZENS BANK OF PENNSYLVANIA, a Pennsylvania state chartered bank (the “Lender”), at the Lender’s Office, on or before the Standby Term Loan Maturity Date, the lesser of (i) the principal sum of THIRTY MILLION DOLLARS ($30,000,000.00), or (ii) at all times prior to the Standby Term Loan Conversion Date, the unpaid principal amount of the Standby Term Loan Advances made by the Lender to the Borrowers pursuant to that certain Credit Agreement dated as of October 18, 2005 among the Borrowers and the Lender, as amended by that certain First Amendment to Credit Agreement of even date herewith among the Borrowers and the Lender (as so amended, and as the same may be further modified or otherwise further amended from time to time, the “Credit Agreement”), and at all times after the Standby Term Loan Conversion Date, the unpaid principal amount of the Standby Term Loan. The Borrowers promise to pay to the order of the Lender interest on the unpaid principal amount of this Note from time to time outstanding from the date hereof until all amounts due hereunder are paid, at the rate or rates per annum provided for in the Credit Agreement with respect to the Standby Term Loan Advances or the Standby Term Loan, as applicable. All payments of principal and interest under this Note shall be made in accordance with, and at the times required by, the provisions of the Credit Agreement with respect to the Standby Term Loan Advances or the Standby Term Loan, as applicable. All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings assigned to such terms in the Credit Agreement.
     This Note is the “Standby Term Loan Note” referred to in, and evidences certain indebtedness incurred under, the Credit Agreement to which reference is made for a statement of the terms and provisions thereof, including those under which such indebtedness may be declared to be immediately due and payable. This Note is secured by and entitled to the benefits of, inter alia, the Credit Agreement and the Collateral Documents.
     The following paragraph sets forth a warrant of authority for an attorney to confess judgment against the Borrowers, jointly and severally. In granting this warrant to confess judgment against the Borrowers, the Borrowers hereby knowingly, intentionally, voluntarily and, on the advice of separate counsel of the Borrowers, unconditionally waive any and all rights the Borrowers have or may have to prior notice and an opportunity for hearing before a judgment can be entered hereunder:
     THE BORROWERS UNCONDITIONALLY AND IRREVOCABLY AUTHORIZE AND EMPOWER ANY ATTORNEY OR ANY PROTHONOTARY, CLERK OF COURT OR COURT OF RECORD, AS ATTORNEY FOR THE BORROWERS, TO APPEAR FOR THE BORROWERS IN SUCH COURT AT ANY TIME AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT UNDER THE CREDIT AGREEMENT AND CONFESS JUDGMENT AGAINST THE BORROWERS, JOINTLY AND SEVERALLY, IN FAVOR OF THE LENDER FOR ALL OR ANY PORTION OF THE OUTSTANDING PRINCIPAL BALANCE OF THIS NOTE, TOGETHER WITH UNPAID INTEREST, COSTS OF SUIT AND ATTORNEYS’ FEES ADDED FOR COLLECTION IN AN AMOUNT EQUAL TO THE GREATER OF FIVE PERCENT (5.0%) OF THE SUM DUE OR $15,000.00. THE BORROWERS ALSO RELEASE ALL ERRORS, AND TO THE EXTENT PERMITTED BY LAW, WAIVE AND RELEASE ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAW OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED. IF A COPY OF THIS NOTE, VERIFIED BY AFFIDAVIT OF THE LENDER OR SOMEONE ON BEHALF OF THE LENDER, SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE AN ORIGINAL OF THIS

NOTE AS A WARRANT OF ATTORNEY. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST THE BORROWERS SHALL NOT BE EXHAUSTED BY THE INITIAL EXERCISE THEREOF OR BY ANY IMPERFECT EXERCISE THEREOF AND SHALL NOT BE EXTINGUISHED BY ANY JUDGMENT ENTERED PURSUANT THERETO; THE AUTHORITY AND POWER MAY BE EXERCISED ON ONE OR MORE OCCASIONS, FROM TIME TO TIME, IN THE SAME OR DIFFERENT JURISDICTIONS, AS OFTEN AS THE LENDER SHALL DEEM NECESSARY OR DESIRABLE, FOR ALL OF WHICH THIS NOTE OR A VERIFIED COPY HEREOF SHALL BE A SUFFICIENT WARRANT. TO THE EXTENT PERMITTED BY LAW, INTEREST SHALL ACCRUE ON ANY JUDGMENT AT THE DEFAULT RATE PROVIDED FOR IN SECTION 3.01(d)(iii) OF THE CREDIT AGREEMENT TO ACCRUE ON PRIME RATE TRANCHES UPON THE OCCURRENCE OF AN EVENT OF DEFAULT UNDER THE CREDIT AGREEMENT.
     The Borrowers hereby expressly waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note. In any action on this Note, the Lender need not produce or file the original of this Note, but need only produce or file a photocopy hereof certified by the Lender to be a true and correct copy hereof.
     THE BORROWERS HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OR ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS NOTE, OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE BORROWERS WITH RESPECT TO THIS NOTE, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE BORROWERS HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THE LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS NOTE WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE BORROWERS TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
     All obligations of the Borrowers hereunder are joint and several, absolute and unconditional, and shall bind their respective successors and assigns.
     This Note is intended as an instrument under seal and shall be governed by, and construed and enforced in accordance with, the Laws of the Commonwealth of Pennsylvania, excluding its rules relating to the conflict of laws.
******SIGNATURES APPEAR ON THE FOLLOWING PAGE******

     IN WITNESS WHEREOF, and intending to be legally bound hereby, the Borrower has executed this Standby Term Loan Note the day and year first above written.

SUPERIOR WELL SERVICES, INC.

By:	/s/ Thomas W. Stoelk

Title:	Vice President & Chief Financial Officer

SUPERIOR WELL SERVICES, LTD.
By:	Superior GP, L.L.C., Its sole general partner

	By:	/s/ Thomas W. Stoelk

	Title:	Vice President & Chief Financial Officer

BRADFORD RESOURCES, LTD.
By:	Superior GP, L.L.C., Its sole general partner

	By:	/s/ Thomas W. Stoelk

	Title:	Vice President & Chief Financial Officer

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